UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 30, 2021

FIRST FINANCIAL BANKSHARES, INC.

(Exact Name of Registrant as Specified in its Charter)

Texas	0-7674	75-0944023
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 Pine Street, Abilene, Texas 79601
(Address of Principal Executive Offices and Zip Code)

Registrant’s Telephone Number (325) 627-7155

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13 e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FFIN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	Entry into a Material Definitive Agreement

On June 30, 2021, First Financial Bankshares, Inc. (the “Company”) renewed its loan agreement (the “Loan Agreement”) with Frost Bank. Under the Loan Agreement, the Company is permitted to draw up to $25.0 million on a revolving line of credit. Prior to June 30, 2023, interest is paid quarterly at Wall Street Journal Prime and the line of credit matures June 30, 2023. If a balance exists at July 1, 2023, the principal balance coverts to a term facility payable quarterly over five years and interest is paid quarterly at Wall Street Journal Prime. The line of credit is unsecured. Among other provisions in the Loan Agreement, the Company must satisfy certain financial covenants during the term of the Loan Agreement, including without limitation, covenants that require the Company to maintain certain capital, tangible net worth, loan loss reserve, non-performing asset and cash flow coverage ratios. In addition, the Loan Agreement contains certain operational covenants, that among others, restricts the payment of dividends above 55% of consolidated net income, limits the incurrence of debt (excluding any amounts acquired in an acquisition) and prohibits the disposal of assets except in the ordinary course of business. Since 1995, the Company has declared dividends as a percentage of its consolidated net income in a range of 36% (low) in 2020 to 53% (high) in 2003 and 2006. Through the three months ended March 31, 2021, the Company has declared dividends equal to 32.50% of its consolidated net income. There have been no borrowings under the Loan Agreement during 2021 or 2020.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

10.1	Fourth Amendment to Loan agreement, dated June 30, 2021, between First Financial Bankshares, Inc. and Frost Bank.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANKSHARES, INC. (Registrant)

DATE: June 30, 2021	By:	/s/ F. Scott Dueser
F. SCOTT DUESER
President and Chief Executive Officer